JOINT VENTURE OPTION AGREEMENT - October 8, 2016

Joshua Gold Resources Inc.,(the" Optionee") hereby agrees to this Option Agreement (the "Agreement") whereby the Optionee has an Option to acquire a fifty percent (50%) interest in the claim group ("C1"),as described in Schedule A, on a pro rata basis from the C1 syndicate owners (collectively, the "Optionors"). by fulfilling all the terms described below All dollar figures in this Agreement are in Canadian Dollars.

In order to earn the fifty per cent (50%) interest in the C1 properties Joshua, the Optionee, must:

1. Pay $10,000 Canadian to the Optionors/prospectors, pro rata, upon signing.

2. Pay ten million (10MM) common shares of Joshua Gold Resources Ltd. to the prospectors, pro rata, upon signing.

3. Spend five hundred thousand ($500,000) on mineral exploration on the property within 30 months of the signing anniversary.

4. Grant Larry Salo first right of refusal on all exploration work.

5. Pay the prospector owners, pro rata, $750,000 Canadian dollars, within 30 months of the signing anniversary.

All of the above terms must be executed by Joshua Gold Resources Inc. to earn its fifty per cent (50%) interest in the properties described.

The C1 owner prospectors, the Optionors, retain a three per cent (3%) Net Smelter Royalty on the C1 properties pro rata of their respective interests described below..

Penny Currah Optionor(36.67%)

Scott Keevil Optionor (16.67%)

Dino Fuschino (6%)

Kencana Technical Services Inc. Optionor
A.S.O Lucas Currah (20%)

2254022 Ontario Ltd. Optionor
A.S.O.Amanda Salo (17%)

Ruairi Moriarty, Optionor (1%)

William Harvey Jones, Optionor (1%)

Joshua Gold Resources Inc. Optionee
A.S.O. Benedetto Fuschino

Charlie Mortimer Accepts JSHG Stock for $10k Debt to C1

January 15, 2017

Charlie Mortimer of box 136 Timmins, Ontario P4N 7C9 hereby agrees to accept two hundred and fifty thousand shares of Joshua Gold Resources (Pk-JSHG) common shares for the final payment for claim numbers: 4270433, 4275530 by Kencana Technical Services Inc. Of 3048 Seneca Drive, Oakville, ON L6L 1A9.

This agreement is in the jurisdiction of Ontario.

Charles H. Mortimer

Charles H. Mortimer
Prospector No. A38003

Witness
Drew Curran

AC/plc

Ontario Ministry of Northern Development and Mines

Transfer of Unpatented Mining Claim(s)

Mining Act, Section 59

NOTE

Each transfer is a separate transaction.

- If multiple claim holders are transferring their interest in a claim, each must fill out and sign separate forms. Exception to this is joint tenants who have one and the same interest; act as one record holder; and therefore are considered as single transferor.
- When one transferor is transferring to more than one transferee the transaction is considered more than one transaction requiring more than one form.

Definition

- Transferor – The person who transfers.
- Transferee – The person to whom something is transferred.

Transaction No. (Office Use Only)

Collection of personal information, if any, on this form is authorized by sections 7, 59, 60 and subsection 178.2(1) of the *Mining Act* for the purpose of creating a public record as described in section 37 of the *Freedom of Information and Protection of Privacy Act.* Questions about this collection should be directed to a Provincial Mining Recorder, Ministry of Northern Development, Mines and Forestry, 933 Ramsey Lake Road, Sudbury ON P3E 6B5. Telephone 1 888 415-9845.

I, ______________________ (name of transferor) client number ______________,

a recorded holder of __________ % interest in mining claim(s) listed below:

4270433
(claim numbers affected by the transfer)

4275530
(claim numbers affected by the transfer)

(claim numbers affected by the transfer)

(claim numbers affected by the transfer)

In ______________________ (specify township or area) hereby transfer ☐ all or __________ % of the above noted interest

to KENCANA TECHNICAL SERVICES INC. (name of transferee)

in consideration of $ ______________ dollars or ☐ other valuable consideration paid to me.

Transferee's Address	Transferee's Telephone No. (111)
	Transferee's Client No. 412740

Dated at ______________________ (name of the city, town, village, etc.) this __________ day of ______________ (month) 20 _____ .

Name of Transferor (please print) **(corporation see below)***	Signature	Date (yyyy/mm/dd)

***If the transferor is a corporation:** (please complete the following)

Name of Signing Officer (please print)		Signature
Corporate Name		[signature] Corporate Seal
Title	Date (yyyy/mm/dd)	**I have the authority to bind the Corporation.**

Transferee's Name and Address for Service in Ontario (Required if Transferee Resides outside of Ontario)

Name (last name)		(first name)	Telephone No. ( )
Unit No.	Street No.	Street Name	PO Box

JSHG Acquisition Agreement to Purchase the NWT "Carson Property"

December 3, 2016

It is hereby agreed that Joshua Gold Resources Inc. (JSHG) purchases, in whole, the North West Territory's lease # 2446 named the Carson property (app.1200 acres) from Andrew Currah (NWT prospector #N33894) for the consideration of 300,000 JSHG common shares and a Net Smelter Royalty of three per cent (3%) on the property..

Joshua Gold Resources Inc. warrants that it will keep the property in good standing by paying all leasehold payments to North West Territories government.

Mr. Currah will hold the Carson title in his name in trust for Joshua Gold Resources Inc. until JSHG directs him to transfer the title

----

Andrew Currah

Vendor

NWT Prospector #: N333894

Benedetto Fuschino

Purchaser

ASO, CEO of Joshua Gold Resources Inc..